Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 37,577,675,340.00
Aggregate Redeemed or Repurchased, FY	12,727,399,658.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 24,850,275,682.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,431,823.07